CONTINGENT LIABILITIES	3 Months Ended
Mar. 31, 2013
Contingent Liabilities
CONTINGENT LIABILITIES

During the three months ended March 31, 2013, the Company wrote off certain accounts payable and accrued liabilities totaling approximately $104,000, which is included in “Other income” in the accompanying condensed consolidated statements of operations. Such accounts payable and accrued liabilities represented amounts that could not be paid in full at the time, or were, in the view of management, unenforceable. While management believes that such amounts no longer represent recognized liabilities of the Company, such creditors may subsequently assert a claim against the Company.

Employment Agreements

The Company has employment agreements with its Chief Executive Officer and Senior Vice President of Administration and Chief Financial Officer. The Company may terminate the agreements with or without cause. Subject to the conditions and other limitations set forth in each respective employment agreement, each executive will be entitled to the following severance benefits if the Company terminates the executive’s employment without cause or in the event of an involuntary termination (as defined in the employment agreements) by the Company or by the executive: (i) a lump sum cash payment equal to between six months and twenty-four months of base salary, based upon specific agreements; (ii) continuation of the executive’s fringe benefits and medical insurance for a period of three years; and (iii) immediate vesting of 50% of each executive’s outstanding restricted stock awards and stock options. In the event that the executive’s employment is terminated within the six months prior to or the thirteen months following a change of control (as defined in the employment agreements), the executive is entitled to the severance benefits described above, except that 100% of each executive’s restricted stock awards outstanding and stock options will immediately vest. Each executive’s eligibility to receive any severance payments or other benefits upon his termination is conditioned upon him executing a general release of liability.

The Company also has a Change of Control and Severance Benefits Agreement with its Chief Technical Officer and Vice President of Business Development. Subject to the conditions and other limitations set forth in each respective employment agreement, each executive will be entitled to the following severance benefits if the Company terminates his employment without cause prior to the closing of any change of control transaction: (i) a lump sum cash payment equal to six months of base salary; and (ii) continuation of the executive’s health insurance benefits until the earlier of six (6) months following the date of termination, the date on which he is no longer entitled to continuation coverage pursuant to COBRA or the date that he obtains comparable health insurance coverage. In the event that the executive’s employment is terminated within the twelve months following a change of control, he is entitled to the severance benefits described above, plus his stock options will immediately vest and become exercisable. The executive’s eligibility to receive severance payments or other benefits upon his termination is conditioned upon him executing a general release of liability.

Litigation

On September 21, 2012, Blue Spike, LLC, a Texas limited liability company (“Blue Spike”), filed claims against the Company in the United States District Court for the Eastern District of Texas, alleging that the Company is impermissibly using Blue Spike’s patented technologies in certain Company products, including its Biometric Engine. To date, Blue Spike has filed similar suits asserting claims of patent infringement against a total of approximately eighty-five companies between August 9, 2012 and April 1, 2013. The defendants span a wide range of industries, from Internet search engines to chip manufacturers, digital rights management, video streaming and digital watermarking. The Company has filed a motion to dismiss the complaint and a motion to transfer Blue Spike’s case against the Company to San Diego. Several other defendants have also variously filed motions to dismiss and/or to transfer the action to the Northern District of California, District of Delaware, and District of New Jersey. No motions have yet been ruled upon. Blue Spike is seeking to recover an unspecified amount of compensatory damages from the Company, and an injunction to enjoin the Company from further acts of alleged infringement. The Company believes Blue Spike’s claim to be without merit and intends to vigorously defend itself. The Company is unable to estimate a possible range of loss at this time.

Other than as specifically described above, we are currently not involved in any litigation that we believe could have a material adverse effect on our financial condition or results of operations. Other than described above, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of the Company or any of our subsidiaries, threatened against or affecting the Company, our common stock, any of our subsidiaries or of the Company’s or our subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

Leases

In December 2010, we entered into a new lease agreement and relocated our corporate headquarters to Rancho Bernardo Road in San Diego, California. The lease term commenced in December 2010 and ends on December 31, 2013. In April 2012, we extended the term of this lease to October 31, 2014. We are obligated under the lease to pay base rent and certain operating costs and taxes for the building. Future minimum rent payments will be approximately $86,000 in 2013, and $98,000 in 2014. Our rent was abated at a rate of 50% for the first 12 months of the lease. Under the lease, we were required to provide a security deposit in the amount of approximately $9,500.

In April 2012, we entered into an amendment of our corporate headquarters lease whereby we leased an additional 2,560 square feet of space. The lease term commenced in May 2012 and ends on October 31, 2014. Future minimum rent payments will be approximately $38,000 in 2013 and $43,000 in 2014.

In April 2012, we entered into a lease extension of our Portland, Oregon offices whereby we extended the lease term for a period of 36 months commencing November 1, 2012 until October 31, 2015. Future minimum rent payments will be approximately $106,000 in 2013, $146,000 in 2014 and $124,000 in 2015.

In addition to the corporate headquarters lease in San Diego, California, we also lease space in Ottawa, Province of Ontario, Canada; and Mexico City, Mexico, which are included in the future minimum lease payments at March 31, 2013.

At March 31, 2013, future minimum lease payments are as follows:

($ in thousands)
2013 (9 months)	$283
2014	$331
2015	$168
2016	$11
2017 and thereafter	$—
$793

Rental expense incurred under operating leases for the three months ended March 31, 2013 and 2012 was approximately $133,000 and $120,000, respectively.